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                         Household Finance Corporation
                  Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates -
                                         Series 1996-1
        P & S Agreement Date:              May 1, 1996
      Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
      Series Number of Class A-2 Certificates:     N/A
       Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)


                                                          09/20/2000

Investor Certificateholder Floating Allocation                90.18%
Percentage
Investor Certificateholder Fixed Allocation Percentage        97.37%

Aggregate Amount of  Collections                        7,239,525.14
     Aggregate Amount of  Interest Collections          2,397,289.50
     Aggregate Amount of  Principal Collections         4,842,235.64

Class A Interest Collections                            2,161,834.09
Class A Principal Collections                           4,547,551.42
Seller Interest Collections                               235,455.41
Seller Principal Collections                              294,684.22

Weighted Average Loan Rate                                    14.00%
Net Loan Rate                                                 13.00%

Weighted Average Maximum Loan Rate                            18.81%

Class A-1 Certificate Rate                                   6.8200%
Maximum Investor Certificate Rate                           12.9987%
Class A-1 Certificate Interest Distributed              1,000,692.36
Class A-1 Investor Certificate Interest Shortfall               0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall                 0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                 0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                      0.00

Maximum Principal Dist. Amount (MPDA)                   4,714,647.57
Alternative Principal Dist. Amount (APDA)               4,547,551.42
Rapid Amortization Period? (Y=1, N=0)                           0.00
Scheduled Principal  Distribution Amount (SPDA)         4,547,551.42

Principal  allocable to Class A-1                       4,547,551.42

SPDA deposited to Funding Account                               0.00
Subsequent Funding Mortgage Loans Purchased in Period           0.00
Cumulative Subsequent Funding Mortgage Loans Purchased 100,781,997.5
                                                                   8


Accelerated Principal Distribution Amount                       0.00

APDA allocable to Class A-1                                     0.00


Reimbursement to Credit Enhancer                                0.00

Spread Trigger hit?                                               No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount      289,428.87


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Cumulative Investor Liquidation Loss Amount               289,428.87

Total Principal allocable to A-1                        4,836,980.29


Beginning Class A-1 Certificate Principal Balance      176,074,901.7
                                                                   0

Ending Class A-1 Certificate Principal Balance         171,237,921.4
                                                                   1




Pool Factor (PF)                                           0.2090108

Servicer Certificate (Page 2 of  3)

Distribution Date:                                        09/20/2000

Retransfer Deposit Amount (non 2.07 transfers)                  0.00
Servicing Fees Distributed                                150,230.27
Beg. Accrued and Unpaid Inv. Servicing Fees                     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                   0.00
End. Accrued and Unpaid Inv. Servicing Fees                     0.00

Number of Mortgage Loans Retransferred pursuant to                 0
2.07
Cumulative Number of Mortgage Loans Retransferred                  0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)               0.00
Cumulative Mortgage Loans Retransferred pursuant to             0.00
2.07 ($)

Aggregate Investor Liquidation Loss Amount                289,428.87
Investor Loss Reduction Amount                                  0.00

Beginning Pool Balance                                 199,911,062.1
                                                                   6
Ending Pool Balance                                    195,042,503.3
                                                                   0
Beginning Invested Amount                              180,276,328.7
                                                                   0
Ending Invested Amount                                 175,439,348.4
                                                                   1
Beginning Seller Principal Balance                     19,634,733.46
Ending Seller Principal Balance                        19,603,154.89
Additional Balances                                       294,684.22

Beginning Funding Account Balance                               0.00
Ending Funding Account Balance                                  0.00
Ending Funding Account Balance % (before any purchase          0.00%
of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of            0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                  $0.00
Purchased in Period
Principal Collections to purchase Additional Balances          $0.00
and/or paid to Cert.

Excess Funding Amount                                          $0.00

Beginning Spread Account Balance                        2,100,714.00
Ending Spread Account Balance                           2,100,714.00

Beginning Seller Interest                                      9.82%
Ending Seller's Interest                                      10.05%

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Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                               511
   60 - 89 days (Del Stat 4)                           16,877,793.94
     No. of Accounts                                             154
     Trust Balance                                      5,169,729.36
   90+ (Del Stat 5+)
     No. of Accounts                                             210
     Trust Balance                                      5,795,548.71
   270+ (Del Stat 11+)
     No. of Accounts                                             119
     Trust Balance                                      3,367,354.57
   REO
     No. of Accounts                                              33
     Trust Balance                                        939,705.70

Rapid Amortization Event ?                                        No
   Failure to make payment within 5 Business Days of              No
Required Date ?
   Failure to perform covenant relating to Trust's                No
Security Interest ?
   Failure to perform other covenants as described in             No
the Agreement ?
   Breach of Representation or Warranty ?                         No
   Bankruptcy, Insolvency or Receivership relating to             No
Seller ?
   Subject to Investment Company Act of 1940                      No
Regulation ?
   Servicing Termination ?                                        No
   Aggregate of Credit Enhancement Draw Amounts exceed            No
1% of the Cut-off Balance and Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                        09/20/2000

Event of Default ?                                                No
   Failure by Servicer to make payment within 5 Bus.              No
Days of Required Date ?
   Failure by Servicer to perform covenant relating to            No
Trust's Security Interest ?
   Failure by Servicer to perform other covenants as              No
described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating to             No
Master Servicer ?
   Trigger Event ?                                                No

Policy Fee Distributed to Credit Enhancer (Paid                  N/A
directly from HFC)
Premium Distributed to Credit Enhancer                          0.00
Amount Distributed to Seller                              530,139.63
Master Servicer Credit Facility Amount                          0.00
Guaranteed Principal Distribution Amount                        0.00
Credit Enhancement Draw Amount                                  0.00
Spread Account Draw Amount                                      0.00
Capitalized Interest Account Draw                               0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))             0.00
Amount paid to Trustee                                          0.00
Cumulative Draw under Policy                                    0.00
Net Yield                                                      4.80%

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Total  Available Funds
     Aggregate Amount of Collections                    7,239,525.14
     Deposit for principal not used to purchase                 0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account               0.00
     Deposit from Capitalized Interest Account                  0.00
     Total                                              7,239,525.14


Application of Available Funds
     Servicing Fee                                        150,230.27
     Prinicpal and Interest to Class A-1                5,837,672.65

     Seller's portion of Principal and Interest           530,139.63
     Funds deposited into Funding Account (Net)                 0.00
     Funds deposited into Spread  Account                       0.00
     Excess funds released to Seller                      721,482.59
     Total                                              7,239,525.14



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


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Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                        09/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation               90.1783%
Percentage
Class A Certificateholder Fixed Allocation Percentage       97.3651%

Beginning Class A-1 Certificate Balance                176,074,901.7
                                                                   0


Class A-1 Certificate Rate                                 6.820000%

Class A-1 Certificate Interest Distributed                  1.221432

Class A-1 Certificate Interest Shortfall Distributed        0.000000

Remaining Unpaid Class A-1 Certificate Interest             0.000000
Shortfall


Rapid Amortization Event ?                                        No
Class A-1 Certificate Principal Distributed                 5.903955

   Maximum Principal Distribution Amount                    5.754637
   Scheduled Principal  Distribution Amount (SPDA)          5.550682
   Accelerated Principal Distribution Amount                0.000000
   Aggregate Investor Liquidation Loss Amount               0.353273
Distributed

Total Amount Distributed to Certificateholders              7.125387

Principal Collections deposited into Funding Account            0.00
Ending Funding Account Balance                                  0.00

Ending Class A-1 Certificate Balance                   171,237,921.4
                                                                   1


Class A-1 Factor                                           0.2090108

Pool Factor (PF)                                           0.2090108

Unreimbursed Liquidation Loss Amount                              $0
Accrued Interest on Unreimbursed Liquidation Loss                 $0
Amount
Accrued & Unpaid Interest on Unreimbursed Liquidation             $0
Loss Amount

Class A Servicing Fee                                     150,230.27

Beginning Invested Amount                              180,276,328.7
                                                                   0
Ending Invested Amount                                 175,439,348.4
                                                                   1
Beginning Pool Balance                                 199,911,062.1
                                                                   6
Ending Pool Balance                                    195,042,503.3
                                                                   0

Spread Account Draw Amount                                      0.00
Credit Enhancement Draw Amount                                  0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                        09/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                             511
     Trust Balance                                     16,877,793.94

   60 - 89 days (Del Stat 4)
     No. of Accounts                                             154
     Trust Balance                                      5,169,729.36

   90+ (Del Stat 5+)
     No. of Accounts                                             210
     Trust Balance                                      5,795,548.71

   REO
     No. of Accounts                                              33
     Trust Balance                                        939,705.70

Aggregate Liquidation Loss Amount for Liquidated Loans    320,951.91

Class A-1 Certificate Rate for Next Distribution Date  To be updated


Amount of any Draws on the Policy                               0.00

Subsequent Mortgage Loans
     No. of Accounts                                            0.00
     Trust Balance                                              0.00
     Cumulative No. of Accounts                             3,249.00
     Cumulative Trust Balance                          100,781,997.5
                                                                   8

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to             0
2.07
    Cumulative Number of Mortgage Loans Retransferred              0
pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
    Cumulative Mortgage Loans Retransferred pursuant            0.00
to 2.07 ($)



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